SCHEDULE 14A
                                   (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENTS
                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 The Thai Fund, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Name of Registrant as Specified in Its Charter)


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Aggregate number of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Proposed maximum aggregate value of transaction:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Form, Schedule or Registration Statement No.:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3)   Filing Party:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Date Filed:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                              THE THAI FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                              --------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------



To Our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Thai Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 8:00 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:


      1.    To elect three Class II Directors for a term of three years.


      2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

      3. To approve or disapprove an Investment Contract between the Fund and The Mutual Fund Public Company Limited and a Technical Assistance and Seconding Agreement among the Fund, Morgan Stanley Asset Management Inc. and The Mutual Fund Public Company Limited.

      4. To approve or disapprove a Fund Investment Agreement between the Fund and Morgan Stanley Asset Management Inc.

      5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                              VALERIE Y. LEWIS
                              SECRETARY


Dated: March [<circle>], 1997

      IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                              THE THAI FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                                ---------------

                                PROXY STATEMENT

                                ---------------


      This statement is furnished by the Board of Directors of The Thai Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 8:00 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 27, 1997.

      The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider New Advisory Agreements (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM, the Fund's investment manager. Pursuant to the Merger Agreement, the Fund's investment manager will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreements are substantially identical to the Fund's Current Advisory Agreements (defined below), except for the dates of execution.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997, FOR the approval of the New Management Agreements (defined below) and FOR the approval of the New Fund Investment Agreement (defined below). Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

      The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had [<circle>] shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

      The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $[<circle>] plus expenses.

      THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE THAI FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02108-2798, OR BY CALLING 1-800-221-6726.

      Chase  Global  Funds  Services  Company  is an affiliate  of  the  Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

      THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2, 3 AND 4 OF THE NOTICE OF ANNUAL MEETING.


                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)


      At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan, Graham E. Jones and Snoh Unakul as Class II Directors.


      On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Pakistan Investment Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

      Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John
W. Croghan, Graham E. Jones and Snoh Unakul. Class III currently consists of Barton M. Biggs, Sukri Kaocharern, John A. Levin and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.

      Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

      There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs, who attended two of the four meetings of the Board.

      Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

      Certain information regarding the Directors and officers of the Fund is set forth below:



                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          MARCH <CIRCLE>  DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   --------------  -------------------- ----------

Barton M. Biggs*            Director and    Chairman,     Director    and    64        10,000               -             ***
1221 Avenue of the Americas Chairman of the Managing  Director  of Morgan
New York, New York 10020    Board since     Stanley Asset Management Inc.
                            1995            and  Chairman and Director of
                                            Morgan      Stanley     Asset
                                            Management Limited;  Managing
                                            Director of Morgan Stanley  &
                                            Co. Incorporated; Director of
                                            Morgan  Stanley  Group  Inc.;
                                            Director  of the Rand McNally
                                            Company; Member  of  the Yale
                                            Development  Board;  Director
                                            and Chairman of the Board  of
                                            seventeen   U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Peter J. Chase              Director        Chairman  and Chief Financial    64           499               -             ***
1441 Paseo De Peralta       since 1987      Officer,       High      Mesa
Santa Fe, New Mexico 87501                  Technologies,  LLC;  Chairman
                                            of  CGL,  Inc.;  Director  of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management, Inc.

John W. Croghan             Nominee;        Chairman  of  Lincoln Capital    66         1,000              419            ***
200 South Wacker Drive      Director        Management  Company; Director
Chicago, Illinois 60606     since 1995      of St. Paul Bancorp, Inc. and
                                            Lindsay   Manufacturing  Co.;
                                            Director  of   thirteen  U.S.
                                            registered         investment
                                            companies  managed by  Morgan
                                            Stanley   Asset    Management
                                            Inc.; Previously Director  of
                                            Blockbuster     Entertainment
                                            Corporation.

                                        3

                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          MARCH <CIRCLE>  DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   --------------  -------------------- ----------

David B. Gill               Director        Director   of  thirteen  U.S.    70         1,161              338            ***
26210 Ingleton Circle       since 1987      registered         investment
Easton, Maryland 21601                      companies  managed  by Morgan
                                            Stanley    Asset   Management
                                            Inc.;   Director    of    the
                                            Mauritius    Fund    Limited;
                                            Director of Moneda Chile Fund
                                            Limited;  Director  of  First
                                            NIS   Regional   Fund   SIAC;
                                            Director    of   Commonwealth
                                            Africa Investment  Fund Ltd.;
                                            Chairman   of   the  Advisory
                                            Board    of    Advent   Latin
                                            American Private Equity Fund;
                                            Chairman   and  Director   of
                                            Norinvest Bank;  Director  of
                                            Surinvest       International
                                            Limited; Director of National
                                            Registry Company;  Previously
                                            Director  of Capital  Markets
                                            Department       of       the
                                            International         Finance
                                            Corporation;         Trustee,
                                            Batterymarch          Finance
                                            Management;    Chairman   and
                                            Director  of Equity  Fund  of
                                            Latin America  S.A.; Director
                                            of Commonwealth  Equity  Fund
                                            Limited;   and   Director  of
                                            Global Securities, Inc.

Graham E. Jones             Nominee;        Senior  Vice President of BGK    64           985               -             ***
330 Garfield Street         Director        Properties;  Trustee  of nine
Suite 200                   since 1987      investment  companies managed
Santa Fe, New Mexico 87501                  by   Weiss,   Peck  &  Greer,
                                            Trustee of eleven  investment
                                            companies  managed by  Morgan
                                            Grenfell  Capital  Management
                                            Incorporated;   Director   of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management  Inc.;  Previously
                                            Chief  Financial  Officer  of
                                            Practice Management  Systems,
                                            Inc.

                                        4


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          MARCH <CIRCLE>  DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   --------------  -------------------- ----------

Sukri Kaocharern            Director        Chairman   of   the  Advisory    60          --                 -             ***
39 Soi Sapanky,             since 1988      Board,   M.D.X.   Co.   Ltd.;
Rama IV Road                                Chairman of Premier Financial
Thungmahamek, Yannawa,                      &   Securities   Co.,   Ltd.,
Bangkok 10120, Thailand                     Director  of  Premier  Global
                                            Corporation     Co.,    Ltd.;
                                            Director  of  Jutha  Maritime
                                            Co.,   Ltd.;   Director    of
                                            Institute    for   Management
                                            Education    for     Thailand
                                            Foundation  (IMBT);  Director
                                            of   the   Advisory  Council,
                                            Graduate     Institute     of
                                            Business       Administration
                                            (SASIN)    of   Chulalongkorn
                                            University;  Director of Thai
                                            Farmers Bank; and Chairman of
                                            Tawana  Co.,  Ltd.  and  Thai
                                            Castor    Oil    Co.,    Ltd.
                                            Previously  Director  of  The
                                            Federation      of       Thai
                                            Industries;  Director  of the
                                            Provincial         Waterworks
                                            Authority (PWA) and  Chairman
                                            of  PWA's  Sub-Committee   on
                                            Administration   Development;
                                            and  President  of Industrial
                                            Finance    Corporation     of
                                            Thailand.

John A. Levin               Director        President  of John A. Levin &    58         1,000              306            ***
One Rockefeller Plaza       since 1995      Co.,    Inc.;   Director   of
New York, New York 10020                    fourteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

William G. Morton, Jr.      Director        Chairman  and Chief Executive    60           331               -             ***
1 Boston Place              since 1995      Officer   of   Boston   Stock
Boston, Massachusetts 02108                 Exchange;  Director  of Tandy
                                            Corporation;   Director    of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Warren J. Olsen             Director        Principal of Morgan Stanley &    40         1,001               -             ***
1221 Avenue of the Americas since 1995      Co.  Incorporated  and Morgan
New York, New York 10020    and President   Stanley    Asset   Management
                            since 1989      Inc.; Director of Sixteen and
                                            President of  seventeen  U.S.
                                            registered         investment
                                            companies  managed by  Morgan
                                            Stanley Asset Management Inc.

                                        5


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          MARCH <CIRCLE>  DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   --------------  -------------------- ----------

Snoh Unakul                 Nominee;        Chairman  of The Bank of Asia    65          --                 -             ***
1010 Sukhumvit Road         Director        Public    Company    Limited,
Bangkok 10110, Thailand     since 1992      Premier  Group  of Companies,
                                            Thailand Development Research
                                            Institute   and  Council   of
                                            Trustees      of      Burapha
                                            University; Director of  Dole
                                            Thailand,   Ltd.,   The  Siam
                                            Cement  Group; and Member  of
                                            the    Investment    Advisory
                                            Council of The Thailand Fund,
                                            Advisory    Board    of   IBM
                                            Thailand Co., Ltd. Previously
                                            Deputy   Prime  Minister   of
                                            Thailand    and     Secretary
                                            General  of  Nation  Economic
                                            and Social Development Board.

James W. Grisham*           Vice            Principal of Morgan Stanley &    55          --                 -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1992            Stanley    Asset   Management
                                            Inc.;  Officer   of   various
                                            investment  companies managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Michael F. Klein*           Vice            Principal of Morgan Stanley &    37          --                 -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1996            Stanley Asset Management Inc.
                                            and    previously    a   Vice
                                            President thereof; Officer of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously practiced law with
                                            the  New  York  law  firm  of
                                            Rogers & Wells.

Harold J. Schaaff, Jr.*     Vice            Principal of Morgan Stanley &    36           294               -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1992            Stanley    Asset   Management
                                            Inc.;  General   Counsel  and
                                            Secretary  of Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley Asset Management Inc.

Joseph P. Stadler*          Vice            Vice   President   of  Morgan    42          --                 -             ***
1221 Avenue of the Americas President since Stanley  &  Co.  Incorporated
New York, New York 10020    1994            and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously     with     Price
                                            Waterhouse LLP.

                                        6


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          MARCH <CIRCLE>  DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   --------------  -------------------- ----------

Valerie Y. Lewis*           Secretary since Vice   President   of  Morgan    41          --                 -             ***
1221 Avenue of the Americas 1990            Stanley  &  Co.  Incorporated
New York, New York 10020                    and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously with Citicorp.

James M. Rooney             Treasurer since Assistant  Vice President and    38          --                 -             ***
73 Tremont Street           1994            Manager        of        Fund
Boston, Massachusetts 02108                 Administration,  Chase Global
                                            Funds    Services    Company;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley    Asset   Management
                                            Inc.;  Previously   Assistant
                                            Vice President and Manager of
                                            Fund  Compliance and Control,
                                            Scudder  Stevens & Clark Inc.
                                            and Audit  Manager,  Ernst  &
                                            Young LLP.

Belinda Brady               Assistant       Manager, Fund Administration,    28          --                 -             ***
73 Tremont Street           Treasurer since Chase  Global  Funds Services
Boston, Massachusetts 02108 1996            Company;  Officer  of various
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.;
                                            Previously     with     Price
                                            Waterhouse LLP.

All Directors and Officers as a Group                                                  16,271             1,629           ***
                                                                                    ==========            =====           ===


--------------------
  * "Interested  person"  within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee and officer.
*** Less than 1%.
<dagger>  Indicates  share  equivalents  owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

      Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

      The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $[<circle>] plus certain out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as amended, will receive an additional fee of $[<circle>] for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $[<circle>].

      Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United

States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

      Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

      Currently, Messrs. Croghan, Gill, Jones and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

      Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.

                                                                PENSION OR                                     NUMBER OF
                                                                RETIREMENT          TOTAL COMPENSATION         FUNDS IN
                                          AGGREGATE          BENEFITS ACCRUED          FROM FUND AND         FUND COMPLEX
                                         COMPENSATION         AS PART OF THE         FUND COMPLEX PAID         FOR WHICH
      NAME OF DIRECTORS                FROM FUND(2)(3)       FUND'S EXPENSES        TO DIRECTORS(2)(4)    DIRECTOR SERVES(5)
------------------------------        -----------------      ----------------       ------------------    ------------------
Barton M. Biggs(1)                        $      0                  None                     $       0             17
Peter J. Chase                               6,000                  None                        57,691             13
John W. Croghan                              7,185                  None                        73,925             13
David B. Gill                                6,133                  None                        59,910             13
Graham E. Jones                              6,193                  None                        60,546             13
Sukri Kaocharern                             9,800                  None                         9,800              1
John A. Levin                                7,140                  None                        77,539             14
William G. Morton, Jr.                       7,100                  None                        67,893             13
Warren J. Olsen(1)                               0                  None                             0             17
Snoh Unakul                                 10,700                  None                        10,700              1
Frederick B. Whittemore(1)(6)                    0                  None                             0             16

                                        8


--------------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment  company  in  the  Fund  Complex  for  their  services as a director of such investment companies.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal  year  ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $7,185, Mr. Gill earned $133, Mr. Jones earned $4,693 and Mr. Levin earned $6,321 in deferred compensation from  the  Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith,  during  the  fiscal  year  ended  December  31,  1996.  Such  amounts are included in these Directors'
    respective aggregate compensation from the Fund reported in this table.
(4) Mr.  Croghan  earned  $72,671,  Mr.  Gill earned $21,027, Mr. Jones earned $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund  Complex,  pursuant  to  the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the  fiscal  year  ended December 31, 1996. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund  Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.
(6) Mr. Whittemore resigned as a Director of the Fund effective March [<circle>], 1997.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.

      The election of Messrs. Croghan, Jones and Unakul requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.


      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.


                     SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 2)

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

      The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

      The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                      APPROVAL OF NEW ADVISORY CONTRACTS
                          (PROPOSALS NO. 3 AND NO. 4)

THE MANAGER

      MSAM has acted as U.S. Adviser to the Fund since the Fund commenced its investment operations. MSAM will be referred to herein as the "Manager" or, alternatively, as the "U.S. Adviser."

      The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen American Capital, Inc. and Miller Anderson & Sherrerd, LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $[<circle>] billion.

      As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes. For the fiscal year ended December 31, 1996, the Fund paid approximately $[<circle>] in brokerage commissions, of which approximately $[<circle>] was paid by the Fund to affiliates of the Manager, including Morgan Stanley & Co.

      The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

      Certain information regarding the directors and the principal executive officers of the Manager is set forth below.

                                                                                 PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                  POSITION WITH MSAM                                 OTHER INFORMATION
----------------                  ------------------                    -------------------------------------------
Barton M. Biggs*                  Chairman, Director and Managing       Chairman  and  Director  of  Morgan Stanley
                                  Director                              Asset Management Limited; Managing Director
                                                                        of   Morgan  Stanley  &  Co.  Incorporated;
                                                                        Director of Morgan Stanley Group Inc.
Peter A. Nadosy*                  Vice Chairman, Director and Managing  Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
James M. Allwin*                  President, Director and Managing      Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; President  of  Morgan Stanley
                                                                        Realty Inc.

                                        10


                                                                                 PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                  POSITION WITH MSAM                                 OTHER INFORMATION
----------------                  ------------------                    -------------------------------------------
Gordon S. Gray*                   Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
Dennis G. Sherva*                 Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated
--------------------
* Business Address:  1221 Avenue of the Americas, New York, New York 10020

THE THAI ADVISER

      The Mutual Fund Public Company Limited ("MFC"), a Thai limited company registered under the U.S. Investment Advisers Act of 1940, acts as Thai Adviser to the fund and as manager of an investment plan (the "Investment Plan") pursuant to the Investment Contract (defined below) and subject to the provisions of the Seconding Agreement (defined below). MFC was organized on March 14, 1975 as a company with limited liability under the laws of Thailand to carry on investment management activities. Its principal address is 30th-32nd Floor, Lake Rajada Building, 193-195 Ratchadaphisek Road, Khlong-Toey, Bangkok 10110, Thailand.

      MFC has four shareholders that each beneficially own more than 10% of MFC's outstanding shares. The names, percentages of ownership of MFC and addresses of such shareholders are as follows: The Industrial Finance Corporation of Thailand (21.74%), 1770 New Petchburi Road, Bangkok 10310, Thailand; Ministry of Finance ("MoF") (16.67%), Rama VI Road, Bangkok 10400, Thailand; Government Savings Bank (13.33%), 470 Paholvotin Road, Bangkok 10400, Thailand; and SET for Securities Depositary Center (26.47%), [ADDRESS]. The Industrial Finance Corporation of Thailand and Government Savings Bank are each controlled by the government of Thailand through the MoF.

      MFC was established to provide a means for small investors to invest in securities through the creation of investment plans in Thailand. As of December 31, 1996, the assets of the investment plans managed by MFC totalled [<circle>] million Baht ($[<circle>] at the December 31, 1996 rate of exchange). MFC manages such investment plans for fees in a range of 0.9% to 1.5% of the net asset value thereof. MFC also manages provident investment plans (pension and similar funds) since being granted a license therefor by the Thai Ministry of Finance in December 1983. At December 31, 1996, the assets of the [<circle>] provident funds managed by MFC for the benefit of approximately [<circle>] employees totalled [<circle>] million Baht ($[<circle>] at the December 31, 1996 rate of exchange). MFC acts as registrar for its investment funds, which have about [<circle>] unitholders, and also acts as registrar and transfer and paying agent with respect to bonds issued by various Thai state enterprises.

      Under its license and current Securities Exchange of Thailand regulations, MFC is entitled to pay a brokerage commission with respect to its trades on the Securities Exchange of Thailand at the concessionary rates of 0.3% and 0.06% for equity and debt securities, respectively, applicable to non-member brokers (instead of the usual fixed rates of 0.5% and 0.1%, respectively) of the gross consideration. The Investment Plan is entitled to the benefit of these concessionary rates in executing its orders. Commissions payable by MFC in connection with transactions executed other than on the Securities Exchange of Thailand are at negotiated rates.

      Certain information regarding the directors and the principal executive officers of the Thai Adviser is set forth below.

NAME AND ADDRESS                                   POSITION WITH MFC              PRINCIPAL OCCUPATION
---------------------------------------      ---------------------------  -----------------------------------
Chavilit Thanachanant                                  Chairman           Chairman  of The Industrial Finance
                                                                          Corporation of Thailand.
Anan Panananda                                         Director           Deputy Director-General of the
                                                                          Customs Department of The Ministry
                                                                          of Finance
Anan Tantixalerm                                       Director           Inspector-General of The Ministry of
                                                                          Finance
Nimnual Sriplung                                       Director           Deputy Director-General of The
                                                                          Government Savings Bank
Surachai Srisomvong                                    Director           Assistant Director-General
                                                                          (Administration) of The Government
                                                                          Savings Bank
Anothai Tcehamontrikul                                 Director           Senior Executive Vice President of
                                                                          The Industrial Finance Corporation
                                                                          of Thailand
Yada Prapinmongkolkarn                                 Director           Vice-President of the Finance
                                                                          Department of The Industrial Finance
                                                                          Corporation of Thailand
Udom Vichayabhai                                       President          President of The Mutual Fund Public
                                                                          Company Limited


INFORMATION CONCERNING MORGAN STANLEY GROUP INC.

      MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a
registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range or asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

      Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 361 branch offices. DWR is among the largest members NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

      Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

      Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

      The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

      The Board of Directors of Morgan Stanley, Dean Witter, Discovery & Co. will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discovery & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

      The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or in the manner in which the Manager renders services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreements (defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

      In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreements or interested persons of any such party ("Disinterested Directors") approved a new investment contract between the Fund and the Thai Adviser, a new technical assistance and seconding agreement among the Fund, the Manager and the Thai Adviser (together, the "New Management Agreements") and a new fund investment agreement between the Fund and the Manager (the "New Fund Investment Agreement"). The New Management Agreements and the New Fund Investment Agreement are herein referred to collectively as the "New Advisory Agreements." The forms of the New Advisory Agreements are identical to the Fund's Current Advisory Agreements, except for the dates of execution, effectiveness and termination. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Fund are being asked to approve the New Advisory Agreements. See "The New Advisory Agreements" below.

      The following is a summary of the Current Advisory Agreements and the New Advisory Agreements. The description of the New Advisory Agreements is qualified by reference to Annex A.

      THE CURRENT ADVISORY AGREEMENT. The current investment contract between the Fund and the Thai Adviser, the current technical assistance and seconding agreement among the Fund, the Manager and the Thai Adviser (together, the "Current Management Agreements") and the current Fund investment agreement between the Fund and the Manager (the "Current Fund Investment Agreement"), all dated as of February 17, 1988, were last approved by stockholders of the Fund at a meeting held on May 3, 1989. The Current Management Agreements and the Current Fund Investment Agreement are herein referred to collectively as the "Current Advisory Agreements."

      Under the Investment Contract, the Thai Adviser manages the acquisition, holding and disposition of the assets of the Investment Plan, in accordance with the Fund's investment objective and policies and the supervision of the Fund's Board of Directors. Under the related Technical Assistance and Seconding Agreement (the "Seconding Agreement"), MSAM acts as U.S. Adviser to the Fund and provides staff (the "Seconded Staff") to the Thai Adviser.

      Under the Investment Contract together with the Seconding Agreement (together, the "Current Management Agreements"), the Thai Adviser, through the Seconded Staff, provides investment advice and, subject to the direction of the Fund's Board of Directors, makes investment management decisions for the Investment Plan. Under the Current Management Agreements, such Seconded Staff receives research information from the Thai Adviser as well as research information developed by such staff, and the U.S. Adviser provides investment advice, and, subject to the direction of the Board of Directors, makes investment management decisions with respect to assets of the Fund held outside the Investment Plan.

      Pursuant to the terms of the Current Management Agreements, the Advisers supervise the acquisition and disposition of the investments of the Fund held through the Investment Plan in accordance with the Fund's investment objective and policies and guidelines and directions from the Fund's Board of Directors. Under the Investment Contract, the Thai Adviser retains the legal title to all assets held by the Investment Plan and must hold such assets separate from its own assets, free and clear of all liens, claims and encumbrances; and the Thai Adviser is also responsible for keeping all records in connection with the Investment Plan required by Thai law. Under the Seconding Agreement, the U.S. Adviser, in addition to providing management services as described above, maintains or causes to be maintained all books and records required by the 1940 Act to the extent such books and records are not maintained or furnished by the Fund's custodians or other agents.

      Upon termination of the Current Management Agreements, if no successor management agreement is adopted, the Investment Plan will be liquidated in an orderly manner. Securities held by the Investment Plan that, due to Thai foreign ownership limitations, may not be held by a non-Thai national such as the Fund, will be sold in an orderly manner and the proceeds distributed to the Fund; securities not so subject may be transferred to the direct ownership of the Fund or sold, all in accordance with the directions of the Board of Directors. Upon such termination, liquidation and transfer, the assets of the Fund will be managed pursuant to the Fund Investment Agreement.


      For its services under the Current Management Agreements, the Thai Adviser is entitled to be paid in Baht, from the assets of the Fund and the Investment Plan, a monthly fee of {1}/{12} of 0.40% of the first $50 million of the Fund's average weekly net assets, {1}/{12} of 0.25% of such assets in excess of $50 million up to and including $100 million and {1}/{12} of 0.20% of the excess over $100 million of such assets. For its services under the Current Management Agreements, the U.S. Adviser receives a monthly fee in U.S. Dollars of {1}/{12} of 0.90% of the first $50 million of the Fund's average weekly net assets, {1}/{12} of 0.70% of such assets in excess of $50 million up to and including $100 million and {1}/{12} of 0.50% of the excess over $100 million. Fees for services provided during less than a full month will be prorated. The total advisory fees to be paid under the Current Management Agreements are higher than advisory fees paid by most other U.S. investment companies, primarily because of the additional time and expense required of the U.S. and Thai Advisers in pursuing the Fund's objective of investing in Thai securities. The aggregate fee and any payments for out-of-pocket expenses paid to the Thai Adviser in the fiscal year ended December 31, 1996 was $[<circle>].

      The net assets of the Fund as of February 28, 1997, as well as other U.S. registered investment companies advised by the Manager, and the other U.S. registered investment companies for which the Manager acts as sub-adviser, the rates of compensation to the Manager, the aggregate amount of advisory fees paid by the Fund to the Manager and the aggregate amount of any other material payments by the Fund to the Manager is set forth at Annex B hereto.

      Under the Current Management Agreements, the Advisers pay the salaries and expenses of those of the Fund's officers and employees, as well as fees and expenses of those of the Fund's directors, who are also their respective directors, officers or employees, except that the Fund pays fees of the Fund's Advisory Council and bears travel expenses of officers and directors of the Fund who are managing directors, officers or employees of the U.S. or Thai Adviser to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any Committee thereof.

      The Fund pays all of its other expenses, including, among others, the following expenses with respect to the Fund and the Investment Plan: organization expenses of the Fund and the Investment Plan (including out-of-pocket expenses); fees, dues and expenses incurred by the Fund and the Investment Plan in connection with membership in investment company organizations; fees and expenses of the Fund's and the Investment Plan's administrators, custodians, transfer agents and registrars, payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share certificates, Units and other expenses, including but not limited to stamp duties in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund or the Investment Plan; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's and the Investment Plan's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio securities of the Fund and the Investment Plan; expenses of maintaining a register of holders of interests in the Fund and the Investment Plan; expenses of preparing and distributing reports and notices to the Fund, the Fund's Board of Directors, the Advisory Council, the Fund's administrators, the U.S. Adviser, the Thai Adviser and the Fund's stockholders and expenses of communications among such persons (other than by the Fund's stockholders); expenses of dividends and distributions to the Fund and the Fund's stockholders; costs of stationery; expenses incurred in preparing and publishing notices; costs of stockholders' and other meetings; litigation expenses; legal fees and expenses of U.S. and Thai counsel to the Fund and the Investment Plan and, if such counsel are retained by the Fund's directors who are not "interested persons" of the Investment Plan or the Fund, of such counsel; fees and expenses of independent accountants of the Fund and the Investment Plan; and expenses relating to the Fund's dividend reinvestment and cash purchase plan.

      The Advisory Sections of the Investment Contract will automatically terminate in the event of (a) its assignment (as defined under the 1940 Act),
(b) termination of the Seconding Agreement or (c) suspension or revocation of the Thai Adviser's license or status to act as adviser to the Fund or the Unitholder (as defined in the Investment Contract) under U.S. or Thai law. Upon termination of the Advisory Sections alone, the Fund, in accordance with U.S. and Thai law, will, if possible, provide for a successor manager to execute an agreement in substance similar to the Advisory Sections of the Investment Contract and to the Seconding Agreement, with any changes that the parties thereto agree upon.

      The non-Advisory Sections of the Investment Contract continue until December 25, 2012 unless terminated earlier. The Investment Contract, including both the Advisory and non-Advisory Sections thereof, will terminate if
(a) there is any transfer, assignment or other disposition of the Fund's interest in the Investment Plan or the delivery of a Unit to any person other than the Fund; (b) the Thai Adviser notifies the Fund and the Thai custodian that due to a change in Thai law, further operation of the Investment Plan in accordance with the Investment Contract is, in the opinion of the Thai Adviser, illegal or infeasible having regard solely to the interest of the Fund; (c) the occurrence of certain calamities; (d) termination of the Thai custodian pursuant to the Thai Custody Agreement if no successor custodian is appointed;
(e) termination of the Advisory Sections if no successor manager is appointed; and (f) in the event of bankruptcy of the Fund or the Thai Adviser. Upon termination of the Investment Contract, the Investment Plan will be liquidated by a liquidator appointed by the Thai Adviser acting upon the instructions of the Board of Directors of the Fund, and the assets of the Fund will be managed pursuant to the Fund Investment Agreement.

      The Seconding Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (a) a vote of a majority of those members of the Board of Directors who are neither parties to the Seconding Agreement nor interested persons of the U.S. Adviser, the Thai Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Seconding Agreement may be terminated at any time without payment of any penalty by the

Fund or by the U.S. Adviser upon 60 days' written notice. The Seconding Agreement will automatically terminate (a) in the event of its assignment, as defined under the 1940 Act, or (b) upon termination of the Investment Contract.

      The Current Management Agreements provide that the U.S. and Thai Advisers are not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Current Management Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Advisers in the performance of their respective duties, or from reckless disregard by such Advisers of their respective obligations or duties under the Current Management Agreements. The Fund has been advised by Thai counsel that judgments rendered by non-Thai courts are not enforceable PER SE in Thailand, but may be introduced as evidence in a separate action in a Thai court.

      Under the Current Management Agreements, the U.S. and Thai Advisers are permitted to provide investment advisory services to other clients, including clients who may invest in Thai securities, and, in providing such services, may use non-confidential information furnished by the other Adviser. Conversely, information furnished by others to the U.S. and Thai Advisers in the course of providing services to clients other than the Fund may be useful to the U.S. and Thai Advisers in providing services to the Fund.

      Under the Current Fund Investment Agreement, the U.S. Adviser will manage the assets of the Fund upon termination of the Current Management Agreements if no successor agreements are entered into.

      For its services under the Fund Investment Agreement, the U.S. Adviser will be entitled to be paid, beginning on the date of termination of the Management Agreements, from the assets of the Fund, a monthly fee of {1}/{12} of 0.90% of the first $50 million of the Fund's average weekly net assets, {1}/{12} of 0.70% of such assets in excess of $50 million up and including $100 million and {1}/{12} of 0.50% of the excess over $100 million of such assets. Fees for services provided during less than a full month will be prorated.

      Under the Current Fund Investment Agreement, the Fund will pay all of its other expenses, including the following expenses with respect to the Fund: organization expenses of the Fund (including out-of-pocket expenses); fees, dues and expenses incurred by the Fund in connection with membership in
investment   company   organizations;   fees  and  expenses   of   the   Fund's
administrators, custodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share and other certificates of the Fund, and other expenses, including but not limited to stamp duties in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports and notices to the Fund, the Fund's Board of Directors, the Fund's administrators, the U.S. Adviser and the Fund's stockholders and expenses of communications among such persons (other than by the Fund's stockholders);
expenses of dividends and distributions to the Fund and the Fund's stockholders; costs of stationery; expenses incurred in preparing and publishing notices; costs of stockholders' and other meetings; litigation expenses; legal fees and expenses of U.S. and Thai counsel to the Fund and, if such counsel are retained by the Fund's directors who are not "interested persons" of the Fund, of such counsel; fees and expenses of independent accountants of the Fund; and expenses relating to the Fund's dividend reinvestment and cash purchase plan.

      Under the Current Advisory Agreements, the Thai Adviser places orders for Thai securities to be held through the Investment Plan, and the U.S. Adviser places orders for securities to be held directly by the Fund. Transactions placed on the Securities Exchange of Thailand by the Thai Adviser are subject to the commission rates of 0.3% and 0.06% for equity and debt securities, respectively, available to the Thai Adviser.

      The primary objective of the U.S. and Thai Advisers in choosing brokers for the purchase and sale of securities for the portfolio is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and degree of skill required of the broker/dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund is also subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the U.S. and Thai Advisers and their affiliates).

      The Fund may place brokerage transactions through brokers who provide investment research services to the Thai or U.S. Adviser, including market and statistical information and quotations for portfolio evaluation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934.

      Research provided to the U.S. or Thai Adviser in advising the Fund is in addition to, and not in lieu of, the services required to be performed by such Adviser itself, and neither Adviser's fee will be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to each Adviser's own research effort since the information must still be analyzed, weighed and reviewed by such Adviser's staff. Such information may be useful to the U.S. or Thai Adviser in providing services to clients other than the Fund, and not all such information will necessarily be used by the U.S. or Thai Adviser in connection with the Fund. Conversely, information provided to the U.S. or Thai Adviser by brokers and dealers through whom other clients of such Adviser effect securities transactions may prove useful to such Adviser in providing services to the Fund.

      When   consistent   with   the  policies  of  best  execution,  brokerage
transactions may be effected through the U.S. or Thai Adviser or affiliates thereof.

      Brokerage commissions paid by the Fund in the fiscal year ended December 31, 1996 were $[<circle>], of which none was paid to any affiliates of the U.S. or Thai Adviser. None of the Fund's aggregate brokerage commissions was paid to affiliates in the fiscal year ended December 31, 1996. None of the Fund's aggregate dollar amount of transactions involving the payment of commissions was effected through affiliates in the same period.

      THE NEW ADVISORY AGREEMENTS. The Board approved the proposed new advisory agreements on March 13, 1997, the forms of which are attached as Annex A (the "New Advisory Agreements"). The forms of the proposed New Advisory Agreements are substantially identical to the Current Advisory Agreements, except for their dates of execution.

      The investment advisory fee as a percentage of net assets payable by the Fund to the U.S. and Thai Advisers will be the same under the New Advisory Agreements as under the Current Advisory Agreements. If the investment advisory fee under the New Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the U.S. and Thai Advisers by the Fund would have been identical to those paid under the Current Advisory Agreements.

      The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved the New Advisory Agreements for the Fund and recommended the Agreement for approval by the stockholders of the Fund. The New Advisory Agreements would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. The New Advisory Agreements will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

      In evaluating the New Advisory Agreements, the Board took into account that the Fund's Current Advisory Agreements and its New Advisory Agreements, including their terms relating to the services to be provided thereunder by the U.S. and Thai Advisers and the fees and expenses payable by the Fund, are substantially identical, except for their dates of execution. The Board also considered other possible benefits to the Manager and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

      The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager.

      The Board also weighed the effect on the Fund of the Manager becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

      After consideration of the above  factors  and  such  other  factors  and
information   that   the   Board   deemed  relevant,  the  Directors,  and  the
Disinterested Directors voting separately, unanimously approved the New Advisory Agreements and voted to recommend their approval to the stockholders of the Fund.

      In the event that stockholders of the Fund do not approve some or all of the New Advisory Agreements, the respective current agreements will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve agreements in lieu of the New Advisory Agreements. In the event the Merger is not consummated, the U.S. and Thai Advisers would continue to serve in their respective capacities to the Fund pursuant to the terms of the Current Advisory Agreements.

STOCKHOLDER APPROVAL

      To become effective, the New Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreements were unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the New Advisory Agreements for consideration by the stockholders of the Fund.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENTS AND "FOR" THE APPROVAL OF THE NEW FUND INVESTMENT AGREEMENT.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at March [<circle>], 1997:

       NAME AND ADDRESS OF                                    AMOUNT AND NATURE OF
        BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
--------------------------------------------------------  --------------------------------            ----------------
Franklin Resources, Inc.**                                             776,141*                              6.4%
777 Mariners Island Blvd.
San Mateo, California  94404

Charles B. Johnson**                                                   776,141*                              6.4%
777 Mariners Island Blvd.
San Mateo, California  94404

Rupert H. Johnson, Jr.**                                               776,141*                              6.4%
777 Mariners Island Blvd.
San Mateo, California  94404
--------------------
*  The Shares are beneficially owned by one  or  more  open  or  closed-end  investment companies or other managed accounts which are advised by direct and indirect investment advisory  subsidiaries of Franklin
   Resources, Inc.  Such advisory contracts grant to such Adviser Subsidiaries all  voting  and investment power over the securities owned by such advisory clients.  These subsidiaries are Templeton  Investment
   Counsel, Inc. ("TICI")(571,888 shares); accounts advised by TICI under sub-adviser agreements  (165,722 shares); and Templeton Global Advisors Limited (38,531 shares).
** Based  on  a Schedule 13G filed with the Commission on February 13, 1997.  As reported in such Schedule
   13G, Messrs.  Charles  B.  Johnson  and  Rupert  H. Johnson, Jr. are principal shareholders of Franklin
   Resources, Inc.


                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

      A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                    VALERIE Y. LEWIS
                                    SECRETARY

Dated: March [<circle>], 1997

      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       ANNEX A

                                                       DRAFT of March 10, 1997



                               THE THAI FUND, INC.




                               INVESTMENT CONTRACT

                                      INDEX

Title                                                                     Page
-----                                                                     ----
  1.    Definitions...............................................

  2.    Establishment of the Fund.................................

  3.    Basic Obligations and Rights
          of the Manager..........................................

  4.    Enforcement by Unitholder.................................

  5.    Units.....................................................

  6.    Calculation of Net Asset Value............................

  7.    Investment Objectives, Policies
          and Limitations.........................................

  8.    Duration, Changes in Manager and
          Custodian, and Termination..............................

  9.    Accounts and Statements...................................

 10.    Distributions.............................................

 11.    Payments..................................................

 12.    Currency..................................................

 13.    Council...................................................

 14.    Information and Notices...................................

 15.    Amendments................................................

 16.    Governing Law, Jurisdiction;
          Language and Miscellaneous..............................


Exhibits

   A    Technical Assistance and Seconding Agreement
   B    Form of Certificate
   C    Form of Council Agreement

      Investment Contract (the "Investment Contract") dated as of ______________, 1997 by and among THE MUTUAL FUND PUBLIC COMPANY LIMITED ("MFC"), a Thai limited company, with its principal place of business located at 1770 IFCT Building, New Petchburi Road, Bangkok 10310, Thailand, and THE THAI FUND, INC. (the "Unitholder"), a Maryland corporation, with its principal place of business located at 1221 Avenue of the Americas, New York, New York 10020.


1.  DEFINITIONS

         In this Investment Contract, the following terms have the following meanings:

              "Advisory Sections" means Sections 3.1; 3.3; 3.4; 3.8;
         Article 8 (other than Section 8.2(b)(Y) and Section 8.5, insofar as such Section relates to appointment of liquidators under Thai law); and Article 15 (other than Section
         15.1(b)(Y));

              "Assets" means all assets held by the Fund, including but not limited to Thai Securities;

              "Auditors" has the meaning ascribed thereto in Section
         9.4(a);

              "Beneficial Certificate" has the meaning ascribed thereto in Section 5.2;

              "Board of Directors" means the Board of Directors of the Unitholder;

              "BOT" means the Bank of Thailand or any successor agency or institution of the Royal Thai Government from time to time authorized by law to supervise mutual funds in Thailand;

              "Business Day" means a day on which the SET and the New York Stock Exchange are both open for business;

              "Council" has the meaning ascribed thereto in Section
         13.A.1;

              "Custodian" means The Thai Farmers Bank Limited or its successors or permitted assigns under the Thai Custody
         Contract;

              "District Court" has the meaning ascribed thereto in
         Section 16.3;

              "Dollars" means U.S. dollars;

              "Effective Date" means the date on which the Registration Statement is first declared effective by the SEC under the United States Securities Act of 1933, as amended;

              "Financial Statements" has the meaning ascribed thereto in Section 9.2;

              "Fund" means the project established by this Agreement;

              "Funds" means the Fund and the Unitholder, jointly and severally, as if such entities were one entity;

              "Investment Company Act" means the United States
         Investment Company Act of 1940, as amended;

              "Manager" means MFC or any successor thereto permitted under U.S. Law;

              "Registration Statement" means the Unitholder's registration statement on Form N-2 filed with the SEC;

              "SEC" means the United States Securities and Exchange
         Commission;

              "Securities" means all securities held by the Fund pursuant to this Investment Contract;

              "SET" has the meaning ascribed thereto in Section
         6.2(a);

              "Supreme Court" has the meaning ascribed thereto in
         Section 16.3;

              "Technical Assistance and Seconding Agreement" has the meaning ascribed thereto in Section 3.1;

              "Thai Custody Contract" means the Custody Contract among the Unitholder, the Manager and the Custodian in respect of the Fund;

              "Thai NAV" has the meaning ascribed thereto in Section
         6.1;

              "Thai Securities" means all Securities of Thai companies held by the Fund pursuant to this Agreement;

              "Underwriting Agreement" means the Underwriting
         Agreement in respect of the Unitholder's shares of common stock ($0.01 par value) executed on or about the date hereof;

              "United States" means the United States of America
         (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction;

              "Unitholder" means The Thai Fund, Inc., a Maryland corporation;

              "U.S. GAAP" has the meaning ascribed thereto in Section
         6.5;

              "U.S. Law" means applicable United States federal law (including the Internal Revenue Code, Securities Act of 1933, Securities Exchange Act of 1934, Investment Company Act and Investment Advisers Act of 1940, each as from time to time amended) and New York law;

              "U.S. Sections" shall mean the Advisory Sections and Sections 2.1 (with respect to U.S. Law); 2.2; 3.6 (except 3.6(b)); 3.7; Article 4 (with respect to U.S. Law); Section 5.3; Article 6 (with respect to U.S. GAAP and U.S. Law);
         Article 7 (except 7(2)); Article 9 (other than Sections 9.1(b)(ii) and 9.3); Section 11.1; Article 10; Article 12;
         Article 13 (with respect to U.S. Law); Section 14.B; and
         Article 16;

              "Valuation Date" has the meaning ascribed thereto in
         Section 6.1.


2.  ESTABLISHMENT OF THE FUND

         2.1 The Fund is hereby established as a securities investment fund with effect on and from the Effective Date under the laws of the Kingdom of Thailand for the exclusive benefit of the Unitholder. This Investment Contract, together with the exhibits hereto and the relevant provisions of the laws and regulations of the Kingdom of Thailand, and, with respect to the U.S. Sections, U.S. Law alone, shall govern the relationships, which are contractual relationships, between the Manager and the Unitholder.

         2.2 The Unitholder shall be liable for all liabilities incurred by or on behalf of the Fund in accordance with the terms of this Investment Contract and the Technical Assistance and Seconding Agreement, provided, however, that this Section 2.2 shall not operate to enlarge in any way any liabilities incurred by or on behalf of the Fund.


3.  BASIC OBLIGATIONS AND RIGHTS OF THE MANAGER

         3.1 (a) The Manager, as investment manager to the Fund, hereby undertakes and agrees, upon the terms and conditions herein set forth in this Investment Contract, to manage the acquisition, holding and disposition of Assets, in accordance with the investment objectives and policies as set forth in or contemplated by this Investment Contract and in accordance with supervision and instructions of the Board of Directors and to prepare and make available to the Unitholder research and statistical data in connection therewith; subject, however, in all respects to the terms and conditions of the Technical Assistance and Seconding Agreement attached hereto as Exhibit A, which agreement shall be executed and delivered by the Manager simultaneously herewith.

         (b) For purposes of this Investment Contract, "instructions from the Board of Directors" shall include the right to request a power of attorney from the Manager in order to enforce claims of, or to defend claims against, the Fund.

         3.2 The Manager agrees to act hereunder in such capacity or capacities as are necessary or appropriate under Thai law, including with respect to the establishment of the Fund pursuant to Section 2.1 hereof. It is expressly agreed that the Manager shall hold legal title to all Assets and that nothing herein shall constitute the Manager, or require it to act as, agent, nominee or trustee of the Unitholder with respect to legal title to Thai Securities. The Manager shall hold legal, title to all Assets separate from its own assets, free and clear of all liens, claims and encumbrances of any party except as provided by this Investment Contract.

         3.3 The Manager shall be entitled to be paid in Baht from the assets of the Funds, as full compensation for the services rendered and expenses borne by the Manager under the Advisory Sections hereunder and under the Technical Assistance and Seconding Agreement, a monthly fee, payable, except as provided below, within three Bangkok business days of the first day of each month following the day on which such payment is computed, equal to 1/12 of 0.40% of the value of the average weekly net assets of the Funds up to and including $50 million, plus 1/12 of 0.25% of the value of the next $50 million of the average weekly net assets of the Funds, plus 1/12 of 0.20% of the value of the average weekly net assets of the Funds over $100 million. The weekly net assets of the Funds for a month shall be determined as of the close of business in New York on the last New York Stock Exchange business day of each week where such last business day falls within one month, and be averaged by dividing the total of such weekly net assets by such number of such weeks in such month. Such fee shall be payable from the Funds and shall be computed beginning on the "Closing Date" (as defined in the Underwriting Agreement) until the termination of this Investment Contract for whatever reason. The fee from the Closing Date to the end of the month during which the Closing Date occurs shall be pro-rated according to the proportion which such period bears to the full monthly period. Upon the termination of the Advisory Sections before the end of any month, such fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period, and shall be payable on the date of termination of the Advisory Sections. For the purposes of this Investment Contract, the net assets of the Funds shall be computed pursuant to the directions of the Board of Directors.

         3.4 The Manager agrees to pay, for the benefit of the Funds, certain fees and expenses with respect to the Funds, as further provided by the Technical Assistance and Seconding Agreement.

         3.5 The Manager's services hereunder are not to be deemed exclusive and the Manager is free to render similar services to others.

         3.6 The Manager represents and warrants that it is duly (a) registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and (b) licensed as an investment manager under the Operation of Finance, Securities and Credit Foncier Companies of Thailand, B.E. 2522, and it agrees to maintain effective registration, authorization and license, as the case may be, thereunder until the termination of the Advisory Sections.

         3.7 Neither the Manager nor any affiliate of the Manager shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that the Manager or the Manager's affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, but only to the extent permitted under the Investment Company Act.

         3.8 The Manager may rely on information reasonably believed by the Manager to be accurate and reliable. Neither the Manager, the Manager's officers, directors, employees, agents or any controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Funds in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard on the part of the Manager of the Manager's obligations and duties under this Investment Contract.


4.  ENFORCEMENT BY UNITHOLDER

         The Unitholder shall have the right at all times to enforce against the Manager the obligations of the Manager under this Investment Contract, and to enforce the obligations of the Manager, as Thai Manager, under the Technical Assistance and Seconding Agreement.


5.  UNITS

         5.1 Units shall be issued to the Unitholder against payment therefor with respect to all transfers of any assets to the Fund. The value of Units shall, upon the initial transfer of any assets to the Fund, be $10.00, provided, however, that the value of Units shall thereafter be determined in accordance with Article 6 of this Investment Contract. Units shall not represent any right in respect of any particular Assets but shall represent undivided interests of equal value as further determined pursuant to Article 6.

         5.2 Beneficial certificates (the "Beneficial Certificates") representing one or more Units, in substantially the form of Exhibit B attached hereto, shall be issued to the Unitholder in respect of all Units issued to the Unitholder. Each Beneficial Certificate shall be signed on behalf of the Manager.

         5.3 Units are not transferable. The Manager shall not issue or deliver a Unit or a Beneficial Certificate to any person other than the Unitholder. The Unitholder may not transfer or assign Units or Beneficial Certificates.

6.  CALCULATION OF NET ASSET VALUE

         6.1 The net asset value of the Assets (the "Thai NAV") at any time shall be the value of the Assets less the liabilities of the Fund at such time. The net asset value of Units at any time following the initial issuance thereof as described in Section 5.1 shall be the Thai NAV divided by the number of Units issued and outstanding as of such time. The Thai NAV shall be calculated by the Unitholder's designee at the close of each week in Bangkok (a "Valuation Date") as well as when required for the issue of Units pursuant to Article 5 hereof. The Thai NAV shall be calculated by reference to the criteria set forth below (and such other criteria as may be determined from time to time by the Board of Directors).

         6.2 The value of assets held in the Fund shall be determined as follows:

              (a) where the assets are equity securities listed and traded on the Stock Exchange of Thailand (the "SET") and SET market quotations are readily available, at the last sales price on such exchange on the applicable Valuation Date or, if there is no sale on such exchange on that date, the mean between the highest current bid and the lowest current asked prices;

              (b) where the assets are unlisted equity securities, at the mean between current bid and asked prices, if any, of two reputable dealers;

              (c) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable;

              (d) securities which are listed on exchanges other than the SET and other securities as to which market quotations are readily available shall be valued at their market values; and

              (e) all other securities and assets will be taken at fair value in accordance with procedures determined by the Board of Directors.

         6.3 In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines that it is impracticable or inappropriate to determine price in accordance with the above procedures, the price will be determined in such manner as the Board of Directors may prescribe.

         6.4 There shall be made such allowance (if any) as the Board of Directors may consider appropriate in the case of any asset which the Board of Directors considers may not be fully recoverable.

         6.5 For purposes of determining the Thai NAV, liabilities shall include the amount of any fee payable to the Manager hereunder or the Custodian under the Thai Custody Contract and any fee payable pursuant to the Technical Assistance and Seconding Agreement or other fees and expenses if, at the direction of the Board of Directors, such fees and expenses are to be paid from the assets of the Fund and accrued at or accruing to the applicable Valuation Date but remaining unpaid. Other liabilities shall be determined in accordance with United States generally accepted accounting principles ("U.S. GAAP").

         6.6 Notwithstanding anything in this Agreement, (a) for purposes of all reporting required under U.S. Law, the "Unitholder's designee" as used in this
Article 6 shall be The Vanguard Group, Inc., which shall determine the Thai NAV in Dollars based upon information supplied by the Manager and/or the Custodian, and (b) for purposes of all reporting required under Thai law, the "Unitholder's designee" as used in this Article 6 shall be the Manager, which shall determine the Thai NAV in Baht based upon information from The Vanguard Group, Inc.


7.  INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

         The investment objectives, policies and limitations of the Funds will be as described in the Registration Statement on the Effective Date, subject to revision in accordance with (1) U.S. Law and (2) Thai law.


8.  DURATION, CHANGES IN MANAGER
    AND CUSTODIAN, AND TERMINATION

         8.1 This Investment Contract shall become effective on the date hereof. This Investment Contract, other than the Advisory Sections hereof, shall continue in effect, if not continued in accordance with applicable U.S. Law and Thai law, until December 25, 2012, or until terminated in accordance with
Section 8.4. The Advisory Sections shall continue in effect, if not continued in accordance with applicable U.S. Law as further provided below, until two years from the date hereof. If not sooner terminated, the Advisory Sections shall continue in effect for successive periods of 12 months each thereafter; provided that each such continuance shall be specifically approved annually by the vote of a majority of the Board of Directors who are not parties to this Investment Contract or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (a) either the vote of a majority of the outstanding voting securities of the Unitholder, or (b) a majority of the Board of Directors as a whole.

         8.2 Notwithstanding anything in this Agreement to the contrary, the Advisory Sections may be terminated at any time by the Unitholder, without the payment of any penalty, upon a vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Unitholder, or by the Manager, on 60 days' written notice to the other parties. The Advisory Sections shall automatically terminate (a) in the event of assignment of this Investment Contract (as such term is defined in the Investment Company Act); (b) termination of the Technical Assistance and Seconding Agreement; or (c) the suspension or revocation of the Manager's license or status to act as manager to the Fund or the Unitholder, under (X) U.S. Law, or (Y) Thai law, as the case may be. Any notice shall be deemed given when received by the addressee.

         8.3 Upon termination of the Advisory Sections, except as provided by
Section 8.4 hereof, the Unitholder shall, in accordance with (a) U.S. Law, and
(b) Thai law, provide for a successor manager to execute, as investment manager under, an agreement in substance similar to the Advisory Sections of this Investment Contract (which may be evidenced by an agreement to become party to all provisions of this Investment Contract) and to the Technical Assistance and Seconding Agreement, with all such changes, however, as the parties thereto shall agree upon.

         8.4 This Investment Contract, including the Advisory Sections, shall terminate if:

              (a) There is any transfer, assignment or other disposition of any of the Unitholder's interest in the Fund, or any delivery of a Unit or Beneficial Certificate to any person other than the Unitholder;

              (b) The Manager notifies the Unitholder in writing that due to a change in Thai law, in its opinion further operation of the Fund in accordance with this Investment Contract is illegal or infeasible having regard solely to the interests of the Unitholder;

              (c) There has been a suspension of trading for more than 1 day on the Securities Exchange of Thailand; the declaration by Thailand authorities of a banking moratorium; or any war, blockade, embargo, insurrection or armed conflict or escalation of any thereof involving Thailand or the United States, if in any such case the Board of Directors determines that termination is in the best interests of Unitholder;

              (d) Termination of the Custodian's appointment pursuant to the Thai Custody Contract if no successor custodian is appointed thereunder or otherwise;

              (e) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Unitholder or the Manager in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Manager, as the case may be or for any substantial part of the property thereof, or order the winding-up or liquidation of the affairs thereof;

              (f) The Unitholder or the Manager shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Manager, as the case may be, or for any substantial part of the property thereof, or shall make any general assignment for the benefit of creditors thereof, or shall fail generally to pay its debts as they become due; or

              (g) Upon the termination of the Advisory Sections if no successor investment manager is appointed pursuant to Section 8.3.

         8.5 Upon termination of this Investment Contract pursuant to Section 8.4, the Fund will be liquidated by a liquidator appointed by the Manager acting upon the instructions and under the supervision of the Board of Directors. Such liquidation will in an orderly manner dispose of Thai Securities which are restricted as to foreign ownership and remit the proceeds thereof to the Unitholder and, unless directed by the Board of Directors otherwise, cause all other assets of the Fund to be registered in the name of Unitholder. To the extent that the Unitholder does not take action in respect of Sections 5.3 and 8.4(a), (e) and (f) hereof, the Manager will take all actions necessary to effectuate such sections and this
Section 8.5.

         8.6 This Investment Contract may not be transferred, assigned, sold or in any matter hypothecated or pledged by any party hereto other than as permitted by Article 8 hereof.

         8.7 As used in this Investment Contract, the phrase "majority of the outstanding voting securities of the Unitholder" shall mean the affirmative vote of the holders of a majority of the outstanding voting securities of the Unitholder, cast in person at a meeting called for the purpose of voting on such approval.


9.  ACCOUNTS AND STATEMENTS

         9.1 (a) The Manager shall maintain in its principal office in Bangkok sufficient accounts and records to enable a complete and accurate view to be formed by the Unitholder or its designee of the Assets and liabilities and the income and expenditures of the Fund.

         (b) Such accounts shall be kept in form necessary in order to prepare financial statements (i) pursuant to U.S. GAAP and, (ii) in addition may be kept in such form and language required by the BOT.

         9.2 The Unitholder or its designee shall prepare financial statements of the Funds for successive accounting periods, each accounting period commencing immediately after the end of the last preceding such accounting period (or in the case of the first such period from the date of establishment of the Funds) and ending on December 31 in each year (the first such date being December 31, 1988) (the "Financial Statements") and shall also prepare such Financial Statements as of and for the monthly periods ending on the last day of each calendar month (which monthly reports shall be prepared within ten business days after the end of each month), in each case in U.S. dollars on the basis of U.S. GAAP on the respective forms and containing the information for the time being required by the SEC and the New York Stock Exchange.

         9.3 The Manager or its designee shall prepare financial statements of the Fund in the manner required by Thai law and shall make or cause to be made all reports, publications, notices and filings with respect to the Fund required by Thai law.

         9.4 Audit. The Manager and the Unitholder shall:

              (a) cause the Financial Statements to be audited in accordance with U.S. GAAP by an internationally recognized accountancy firm authorized under the laws of the Kingdom of Thailand and the regulations of the BOT (the "Auditors"). The initial Auditors shall be Price Waterhouse. The Manager shall be entitled, with the prior written approval of the Board of Directors, and the Board of Directors and the shareholders of the Unitholder, to remove any person or firm of Auditors and appoint another internationally recognized accountancy firm to be the Auditors. The Manager and the Board of Directors shall ensure that at all times there are such Auditors for the Fund;

              (b) submit the Financial Statements together with the Auditors' report and such report as the Manager may intend to make to the Unitholder thereon to the Unitholder and the BOT; and

              (c) comply with such requirements as the SEC may make with respect to such statements and report.

         9.5 Form of Auditor's Reports. The Auditors' report on the Financial Statements of the Funds shall be in the form required by the SEC and the New York Stock Exchange and prepared in accordance with U.S. GAAP. The Manager shall sign all Financial Statements, if requested to do so by the Board of Directors. A manager of the Auditors shall sign all Financial Statements of the Fund.


10.  DISTRIBUTIONS

         10.1 The Fund will distribute to the Unitholder, at least once each year (on such dates as is determined by the Board of Directors), all or part of the net profit of the Fund for such year. For this purpose, the net profit of the Fund will be calculated in Dollars and will include dividends and interest paid with respect to Securities, interest on bank deposits, net capital gains from the sale of Securities and any other income arising from the Fund's operations, less all expenses of the Investment Plan.

         Except with respect to payment of expenses as may be further provided in Section 10.2, the Fund shall not make any distribution to the Unitholder except out of current net profits or accumulated prior years' net profits not previously distributed, or otherwise as may be declared by the Board of Directors and permitted by the BOT.

         10.2 Costs and expenses are payable and distributable out of the assets of the Fund when and as determined by the Board of Directors.

         10.3 Each shareholder of the Unitholder, shall, unless he elects otherwise, reinvest all distributions he receives from the Unitholder.


11.  PAYMENTS

         11.1 Any moneys payable to the Manager or others by the Fund shall be paid, upon order of the Unitholder (or its authorized designee acting in accordance with the Thai Custody Contract), in the manner and to a Baht (or Dollar, subject to Section 11.2 hereof) account notified by the Unitholder (or its authorized designee acting in accordance with the Thai Custody Contract).

         11.2 All payments to be made in currencies other than Baht are subject to Thai law including exchange control law and regulations thereunder.


12.  CURRENCY

         Except as otherwise provided in this Investment Contract, the accounts and records of the Fund, payments into the Fund and payments out of the Fund shall be made in Baht. Distributions from the Fund shall be calculated in Dollars. The Financial Statements of the Funds shall be prepared in Dollars, provided, however, that financial statements may also be prepared as provided in
Section 9.3 hereof. Currency exchange rates between Baht and Dollars for purposes of the Fund's accounts and records shall be determined by the Board of Directors.


13.  COUNCIL

     A. Duties of Council

         13.A.1. Until the termination of the Fund, a Council (the "Council") shall be constituted and organized as hereinafter provided.

         13.A.2. The functions of the Council, subject to the Thai law and U.S. Law and this Investment Contract, and all other relevant legislation and regulation, shall be to:

              (a) consult with the Manager on Thailand economic and securities market matters; and

              (b) exercise such other powers and rights as are provided hereunder.

         B. Agreements with Council Members

         The Manager, subject to the oversight of the Board of Directors, shall be authorized to enter into an agreement with each of the initial members of the Council which shall be binding upon each of them and their successors, to implement the terms and conditions contained herein in relation to the Council and the members and for the exercise of the rights, powers and duties vested in the Council and the members. Such agreement shall be executed on or before the Effective Date, shall be in the form set out in Exhibit C and shall be capable of variation only with the approval of the Board of Directors.

         C. Meetings, Composition and Retirement

         13.C.1. The members of the Council shall initially consist of the persons listed below. The number of members of the Council shall be 5.

         The members are initially expected to be:

         Snoh Unakul
         Sukri Kaocharern
         Viroj Phutrakul
         James P. Rooney
         Udom Vichayabhai

         13.C.2. The members of the Council may from time to time appoint any person to be a member of the Council to replace a vacancy, provided that prior thereto the Board of Directors and a majority of the members respectively shall have given their respective approvals to such appointment. Such approvals shall be appropriately reflected in the records of the Fund.

         13.C.3. The office of a member of the Council shall be vacated in any of the following events:

              (a) if he shall resign upon giving notice in writing to the Council, the Manager and the Unitholder;

              (b) if an order shall be made by any court claiming jurisdiction on the ground of mental disorder for his detention or for the appointment of a guardian; or

              (c) the Board of Directors shall terminate such member with or without prior notice.

         D. Remuneration

         Members of the Council shall receive fees as set forth in Exhibit C hereto.

         E. Meetings

         13.E.1. Subject to the provisions of this Article 13, the members of the Council may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings as they think fit. The Council shall from time to time appoint a Chairman thereof and, at any meeting at which such Chairman is not present, appoint a Chairman of the meeting.

         13.E.2. The continuing members of the Council may act notwithstanding any vacancies.

         13.E.3. The Council shall meet at such times and such places in Thailand as the Council may determine; provided, however, that the Council shall meet at least one time each year.

         13.E.4. Upon direction of the Chairman of the Council, the Manager shall give not less than 15 days' notice of the time and place of a meeting of the Council to each member and to the Unitholder and such notice shall specify brief details of the business of such meeting. Any member may waive notice of any meeting and any such waiver may be retroactive.

         F. Quorum

         The quorum necessary for the transaction of the business of the Council shall be 3 members present in person. If, after 15 minutes, the quorum shall not be present, the meeting shall stand adjourned to a date being 7 days later at the same time and place as the original meeting and the members then present in person at the adjourned meeting shall be a sufficient quorum. Notice of such adjourned meeting shall be given. A meeting of the Council at which a quorum is present shall be competent to exercise all powers for the time being exercisable by the members of the Council.

         G. Decisions

         13.G.1. Questions arising at any meeting of the Council shall be determined by a majority of votes. In case of an equality of votes, the Chairman of the Council (or if the Chairman is not present, the Chairman of the meeting) shall have a second or casting vote.

         13.G.2. A resolution in writing signed by all the members of the Council shall be as effective as a resolution duly passed at a meeting of the Council and may consist of several documents in the like form, each signed by one or more members.

         H. Information

         The Manager shall supply to each member of the Council such information as may reasonably be requested by the Council concerning the Kingdom of Thailand's securities markets and details of any proposed investment in unlisted securities.

         I. Conflict of Interests

         No member of the Council shall, as principal or agent, sell or deal in the sale of, any asset of the Funds or purchase any asset from the Funds and each member shall procure that none of his affiliates performs any such act except as expressly authorized hereunder. Members of the Council shall be subject to applicable provisions of U.S. Law.

         J. Liability

         Members of the Council may rely on information reasonably believed by them to be accurate and reliable. Members of the Council shall not be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Funds in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard by them of their obligations and duties under this Agreement.

14.  INFORMATION AND NOTICES

         A. Documents To Be Made Available; Offices

         14.A.1. There shall be held available by the Manager for inspection by any person without charge at the principal office of the Manager in Bangkok at all reasonable business hours copies of:

              (a) this Investment Contract as from time to time amended;

              (b) the most current sales prospectus related to shares of the Unitholder; and

              (c) all filings made by the Unitholder with the SEC (including financial statements) for the two latest fiscal years of the Unitholder or (if less) for all periods since the establishment of the Unitholder.

         14.A.2. The Manager shall at all times maintain an office or offices in Bangkok and shall notify the Unitholder in the manner prescribed by Section 14.A.2 above of any change in the address of its principal office in Bangkok.

         B. Notices

         Except as otherwise provided herein, all notices or other communications to the respective parties hereto shall be deemed to have been duly made when delivered by airmail, telex or personal delivery at its address specified below or to such other address as any of the parties hereto may hereafter specify to the other in writing.

         For the Manager:

               The Mutual Fund Public Company Limited
               1770 IFCT Building
               New Petchburi Road
               Bangkok, Thailand

         For the Unitholder:

               The Thai Fund, Inc.
               c/o Morgan Stanley Asset Management Inc.
               1221 Avenue of the Americas
               New York, New York 10020

15.  AMENDMENTS

         15.1 This Investment Contract shall be capable of amendment only (a) with the prior agreement of the Unitholder (which, in the case of the Advisory Sections, shall be obtained in accordance with U.S. Law) and the Manager, and
(b) subject to (X) applicable U.S. Law and (Y) applicable Thai law, including approval of the BOT.

         15.2 Sections 5.3 and 8.4(a), (e) and (f) hereof, in addition to the requirements of Section 15.1, may not be amended without the consent of two-thirds of the outstanding voting securities of the Unitholder.


16.  GOVERNING LAW, JURISDICTION; LANGUAGE AND MISCELLANEOUS

         16.1 This Investment Contract and Beneficial Certificates shall be governed by and construed in accordance with the laws of the Kingdom of Thailand, provided, however, that all U.S. Sections and all matters arising out of or relating thereto, or as to whether a provision is part of a U.S. Section, shall be governed by U.S. Law.

         16.2 The parties irrevocably agree that any suit, action or proceeding against the Unitholder arising out of or relating to this Investment Contract shall be subject exclusively to the jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and irrevocably submit to the jurisdiction of each such Court in connection with any such suit, action or proceeding. The parties waive any objection to the laying of venue of any such suit, action or proceeding in either such Court, and waive any claim that such suit, action or proceeding has been brought in an inconvenient forum. The parties irrevocably consent to service of process in connection with any such suit, action or proceeding by prepaid mail at their respective addresses as set forth in this Investment Contract.

         16.3 The parties further agree that any suit, action or proceeding against the Manager arising out of or relating to this Investment Contract may, at the sole and unreviewable option of the Unitholder, be commenced in the jurisdictions either (i) of the courts of the Kingdom of Thailand or (ii) of the United States District Court for the Southern District of New York (the "District Court") or the Supreme Court of the State of New York, New York County (the "Supreme Court"). In the event the Unitholder exercises its option to commence a suit, action or proceeding in either the District Court or the Supreme Court, the Manager irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding, and the Manager further agrees that, in the event the District Court, for whatever reason, declines to exercise or is determined not to have jurisdiction in connection with any such suit, action or proceeding, the Unitholder may commence a subsequent such suit, action or proceeding in the Supreme Court, and the Manager irrevocably submits to the jurisdiction of the Supreme Court in connection with any such subsequent suit, action or proceeding. The Manager waives any objection to the laying of venue of any such suit, action or proceeding in the District Court or the Supreme Court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Manager irrevocably consents to service of process in connection with any such suit, action or proceeding by prepaid mail at its address as set forth in this Investment Contract.

         16.4 To the extent that the Manager or the Unitholder may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Investment Contract, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Investment Contract and/or to the extent that in such jurisdiction there may be attributed to the Manager or the Unitholder such an immunity (whether or not claimed), the Manager and the Custodian each hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including, without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.

         16.5 The governing language of this Investment Contract shall be English.

         16.6 The headings contained in this Investment Contract are for reference only and shall not be deemed to limit or affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above written.

                                     THE MUTUAL FUND PUBLIC COMPANY LIMITED


                                     By:
                                        Name:
                                        Title:


                                     THE THAI FUND, INC.


                                     By:
                                        Name:
                                        Title:

                                    EXHIBIT A

                  TECHNICAL ASSISTANCE AND SECONDING AGREEMENT


         THIS AGREEMENT ("Agreement") is dated as of _______________, 1997 by and among THE MUTUAL FUND PUBLIC COMPANY LIMITED (the "Thai Manager"), a Thai limited company, with its principal office located at 1770 New Petchburi Road, Bangkok, Thailand; MORGAN STANLEY ASSET MANAGEMENT INC. (the "U.S. Manager"), a Delaware corporation, with its principal office located at 1221 Avenue of the Americas, New York, New York 10020; and THE THAI FUND, INC. (the "Company"), a Maryland corporation, with its principal office located at c/o Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

                              W I T N E S S E T H:

         WHEREAS, the Thai Manager has entered into an Investment Contract (as defined below) for the establishment of a Thai investment fund (the "Thai Fund"), whereunder the Thai Manager has assumed the management of the said fund on the terms and conditions specified in the said Investment Contract; and

         WHEREAS, the U.S. Manager has experience and expertise in the management of assets, securities trading and investment research; and

         WHEREAS, the parties hereto desire to provide for management of the acquisition and disposition of securities by the Thai Fund, on the terms and conditions hereinafter set forth; and

         WHEREAS, the U.S. Manager and the Company desire that the U.S. Manager render investment management services to the Company, on the terms and conditions hereinafter set forth.

NOW THEREFORE, the parties hereto agree as follows:

         1. Definitions

         1.1 "Board of Directors" means the Board of Directors of the Company.

         1.2 "Council" shall have the meaning ascribed thereto in the Investment Contract.

         1.3 "District Court" shall have the meaning ascribed thereto in Section 7.2.

         1.4 "Effective Date" means the date on which the Registration Statement first is declared effective by the SEC under the United States Securities Act of 1933, as amended.

         1.5 The "Funds" means the Company and the Thai Fund, jointly and severally, as if such entities were one entity.

         1.6 "Investment Company Act" means the U.S. Investment Company Act of 1940, as amended.

         1.7 "Investment Contract" means the agreement dated as of ____________, 1997 between the Company and the Thai Manager.

         1.8 "Registration Statement" means the Company's Registration Statement on Form N-2 filed with the SEC.

         1.9 "SEC" means the U.S. Securities and Exchange Commission.

         1.10 "Seconded Staff" shall have the meaning ascribed thereto in
Section 2.1 hereof.

         1.11 "Supreme Court" shall have the meaning ascribed thereto in Section 7.2.

         1.12 "Thai Custodian" means The Thai Farmers Bank or its successors or permitted assigns.

         1.13 "Thai Employees" shall have the meaning ascribed thereto in
Section 3.2.

         1.14 The "Thai Fund" shall have the meaning ascribed thereto above.

         1.15 "Underwriting Agreement" means the Underwriting Agreement in respect of the Company's shares of common stock ($0.01 par value) executed on or about the date hereof.

         1.16 "U.S. Assets" shall have the meaning ascribed thereto in Section
2.2 hereof.

         2. Services to be rendered by_the U.S. Manager

         2.1 (a) The U.S. Manager shall (X) make available to the Thai Manager seconded staff ("Seconded Staff"), such Seconded Staff to provide to the Thai Manager advice with respect to all investment decisions for the Thai Fund and all acquisitions and dispositions of securities by the Thai Fund, and (Y) prepare and make available to the Thai Fund research and statistical data in connection therewith, all in accordance with the Company's investment objectives and policies and in accordance with supervision and instructions of the Board of Directors.

         (b) For purposes of this Agreement, "instructions from the Board of Directors" shall include the right to request a power of attorney from the Thai Manager in order to enforce claims of, or to defend claims against, the Fund.

         2.2 The U.S. Manager shall make investment decisions for the Company with respect to any assets other than those held through the Thai Fund (the "U.S. Assets"), prepare and make available to the Company research and statistical data in connection therewith, supervise the acquisition and disposition of the U.S. Assets and select and place orders with brokers and dealers for execution of transactions for U.S. Assets, all in accordance with the Company's investment objectives and policies and in accordance with guidelines and directions from the Board of Directors.

         2.3 The U.S. Manager shall (i) assist the Funds as they may reasonably request in the conduct of the Funds' business, subject to the direction and control of the Board of Directors; (ii) maintain or cause to be maintained for the Funds all books and records required under the Investment Company Act to the extent that such books and records are not maintained or furnished by the Funds, custodians or other agents of the Funds; (iii) furnish at the U.S. Manager's expense for the use of the Funds such office space and facilities as the Funds may require for their reasonable needs in the City of New York, and to furnish at the U.S. Manager's expense clerical services in the United States related to research, statistical and investment work; and (iv) pay the reasonable salaries, fees and expenses of such of the Funds' officers and employees (including the Funds' share of U.S. payroll taxes) and any fees and expenses of such of the Funds' directors as are directors, officers or employees of the U.S. Manager; provided, however, that the Funds, and not the U.S. Manager, shall pay the fees of members of the Council and shall bear travel expenses of directors and officers of the Funds who are managing directors, officers or employees of the U.S. Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

         2.4 The U.S. Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Funds other than those specifically allocated to the U.S. Manager in paragraphs 2.1, 2.2, 2.3,
2.4 and 2.5. In particular, but without limiting the generality of the foregoing, the U.S. Manager shall not be responsible, except to the extent of the compensation of such of the Funds' employees as are managing directors, officers or employees of the U.S. Manager whose services may be involved, for the following expenses with respect to the Funds: organization expenses of the Funds (including out-of-pocket expenses); fees, dues and expenses, incurred by the Funds in connection with membership in investment company organizations; fees and expenses of the Funds' administrators, custodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share and other certificates of the Funds, and other expenses, including but not limited to stamp duties, in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Company or the Thai Fund; expenses of registering or qualifying securities of the Company for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio securities of the Funds; expenses of maintaining a register of holders of interests in the Thai Fund; expenses of preparing and distributing reports and notices to the Company, the Company's Board of Directors, the Council, the Company's administrators, the U.S. Manager, the Thai Manager and the Company's stockholders, and expenses of communications among such persons (other than by the Company's stockholders); expenses of dividends and distributions to the Company and the Company's stockholders; costs of stationery; expenses incurred in preparing and publishing notices; costs of stockholders' and other meetings; litigation expenses; legal fees and expenses of counsel (United States and Thailand) to the Funds and if such counsel are retained by the Company's directors who are not "interested persons" of the Thai Fund or the Company, of such counsel; fees and expenses of independent accountants of the Funds; or expenses relating to the Company's dividend reinvestment and cash purchase plan.

         2.5 In connection with the rendering of services required under paragraphs 2.1, 2.2, 2.3 and 2.4 above,

Section 3.1 hereof provides that the Thai Manager shall furnish certain services to the U.S. Manager, and the U.S. Manager may contract with or consult with such banks, other securities firms or other parties in Thailand or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the U.S. Manager, and no obligation shall be incurred on the Funds' behalf in any such respect (except as to the Thai Manager for which the Funds shall pay the fees described in Section 3.3 of the Investment Contract).

         2.6 The Funds agree to pay in United States dollars to the U.S. Manager, as full compensation for the services rendered and expenses borne by the U.S. Manager hereunder, a monthly fee, payable, except as provided below, within three New York business days of the first day of each month following the day on which such payment is computed, equal to 1/12 of 0.90% of the value of the average weekly net assets of the Funds up to and including $50 million, plus 1/12 of 0.70% of the value of the next $50 million of the average weekly net assets of the Funds, plus 1/12 of 0.50% of the value of the average weekly net assets of the Funds over $100 million. The weekly net assets of the Funds for a month shall be determined as of the close of business in New York on the last New York Stock Exchange business day of each week where such business day falls within one month, and be averaged by dividing the total of such weekly net assets by such numbers of weeks in such month. Such fee shall be computed beginning on the "Closing Date" (as defined in the Underwriting Agreement) until the termination of this Agreement for whatever reason. The fee from the Closing Date to the end of the month during which the Closing Date occurs shall be pro-rated according to the proportion which such period bears to the full monthly period. Upon termination of this Agreement before the end of any month, such fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable on the date of termination of this Agreement. The fees payable from the Funds to the U.S. Manager hereunder shall be paid from the Thai Fund and/or the U.S. Assets as determined by the Board of Directors. All such fees paid from the Thai Fund shall be paid subject to applicable Thai withholding tax. For the purposes of this Agreement, the net assets of the Funds shall be computed pursuant to the directions of the Board of Directors.

         2.7 Nothing herein shall be construed as prohibiting the U.S. Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Thai issuers, or from utilizing (in providing such services) information furnished to the U.S. Manager by the Thai Manager or others.

         2.8 The U.S. Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the U.S. Manager nor its officers, directors, employees, agents or controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Funds, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the U.S. Manager in the performance of its duties or by reason of reckless disregard on the part of the U.S. Manager of its obligations and duties under this Agreement. Any person, even though also employed by the U.S. Manager, whether or not as part of the Seconded Staff, who may be or may become an employee of the Funds and paid by the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as an employee or agent of the U.S. Manager.

         3. Services to be rendered by the Thai Manager

         3.1 The Thai Manager shall (i) furnish to the U.S. Manager or its designee (a) a daily bulletin concerning Thai stock market developments, (b) a weekly bulletin concerning securities and other assets owned by the Thai Fund,
(c) a weekly and month-end list of securities values of all Thai assets of the Thai Fund, and (d) bulletins, from time to time requested by the U.S. Manager, concerning Thai economic developments, industries and securities; (ii) furnish to the U.S. Manager such additional information, investment recommendations, advice and assistance, as the U.S. Manager shall from time to time reasonably request in order that the U.S. Manager may provide the services undertaken by it pursuant to Article 2 hereof; (iii) act in accordance with the advice of the Seconded Staff in connection with all investment decisions for the Thai Fund and all determinations as to acquisition and disposition of securities held by the Thai Fund and with the selection and placing of orders with brokers and dealers for execution for the Thai Fund; and (iv) exercise all rights associated with such legal ownership of the assets of the Thai Fund, subject to the Company's investment objectives and policies and guidelines and directions of the Board of Directors as set forth in Section 3.A.1 of the Investment Contract.

         3.2 The Thai Manager undertakes and agrees (i) to assist the Funds as they may reasonably request in the conduct of the Funds' business subject to the direction and control of the Board of Directors; (ii) to maintain or cause to be maintained for the Funds all books and records required under Thai law and regulations to the extent that such books and records are not maintained or furnished by the Thai Custodian or other agents of the Funds; (iii) to furnish at the Thai Manager's expense for the use of the Funds such office space and facilities as the Funds may require for their reasonable needs in Thailand and to furnish at the Thai Manager's expense clerical services in Thailand related to research, statistical and investment work for the benefit of the Funds; and
(iv) to pay the reasonable salaries, fees and expenses of such of the Funds' officers and employees (including the Funds' share of Thai payroll taxes) and any fees and expenses of such of the Funds' directors as are directors, officers or employees of the Thai Manager; provided, however, that the Funds, and not the Thai Manager, shall pay the fees of members of the Council and shall bear travel expenses of directors and officers of the Funds who are managing directors, officers or employees of the Thai Manager ("Thai Employees") to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

         3.3 The Thai Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Funds other than those specifically allocated to the Thai Manager in paragraphs 3.1, 3.2, 3.3 and
3.4. In particular, but without limiting the generality of the foregoing, the Thai Manager shall not be responsible, except to the extent of the compensation of such of the Funds' employees as are Thai Employees whose services may be involved, for the following expenses with respect to the Funds: organization expenses of the Funds (including out-of-pocket expenses); fees, dues and expenses incurred by the Funds in connection with membership in investment company organizations; fees and expenses of the Funds' administrators, custodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share and other certificates of the Funds, and other expenses, including but not limited to stamp duties in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Company or the Thai Fund; expenses of registering or qualifying securities of the Company for sale;

expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio securities of the Funds; expenses of maintaining a register of holders of interests in the Thai Fund; expenses of preparing and distributing reports and notices to the Company, the Company's Board of Directors, the Council, the Company's administrators, the U.S. Manager, the Thai Manager and the Company's stockholders, and expenses of communications among such persons (other than by the Company's stockholders); expenses of dividends and distributions to the Company and the Company's stockholders; costs of stationery; expenses incurred in preparing and publishing notices; costs of stockholders' and other meetings; litigation expenses; legal fees and expenses of counsel (United States and Thailand) to the Funds and, if such counsel are retained by the Company's directors who are not "interested persons" of the Thai Fund or the Company, of such counsel; fees and expenses of independent accountants of the Funds; or expenses relating to the Company's dividend reinvestment and cash purchase plan.

         3.4 The U.S. Manager agrees to work with the Thai Manager, in order to make their relationship as productive as possible for the benefit of the Funds, and to further the development of the Thai Manager's ability to provide the services contemplated by paragraphs 3.1, 3.2, 3.3 and 3.4 hereof. To this end the U.S. Manager agrees to work closely with the Thai Manager's employees and to work with the Thai Manager to assist it in developing its research techniques, procedures and analysis. The U.S. Manager agrees not to furnish, without the Thai Manager's consent, to any person other than the U.S. Manager's personnel and directors and representatives of the Funds any tangible research material that is prepared by the Thai Manager, that is not publicly available, and that has been stamped or otherwise clearly indicated by the Thai Manager as being confidential.

         3.5 Nothing herein shall be construed as prohibiting the Thai Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients including other investment companies.

         3.6 Neither the Thai Manager nor any affiliate of the Thai Manager shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Funds, except that the Thai Manager or the Thai Manager's affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Funds, if permitted under the Investment Company Act, as amended.

         3.7 The Thai Manager may rely on information reasonably believed by the Thai Manager to be accurate and reliable. Neither the Thai Manager, the Thai Manager's officers, directors, employees, agents nor any controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Funds in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager's duties or by reason of reckless disregard by the Thai Manager of the Thai Manager's obligations and duties under this Agreement. Any person even though also employed by the Thai Manager, whether or not as part of the Seconded Staff, who may be or become an employee of the Funds and paid by the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds, and not as employee or agent of the Thai Manager.

         4. Effective Date and Termination

         4.1 This Agreement shall become effective on the date hereof; shall remain in effect for a period of two years from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Board of Directors who are not parties to this Agreement or interested persons of the Funds, the Thai Manager or the U.S. Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Board of Directors or the holders of a majority of the outstanding voting securities of the Company. This Agreement may nevertheless be terminated at any time, without any penalty, by the Company's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Company, or by the U.S. Manager, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to the other parties hereto, at their respective addresses given above or at any other address of which any shall have notified the others in writing, and shall automatically be terminated in the event of its assignment (as defined in the Investment Company
Act) or termination of the Advisory Sections of the Investment Contract as set forth in Section 8.2 thereof or other termination pursuant to Section 8.4 thereof. Any notice shall be deemed given when received by the addressee.

         4.2 This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than as permitted pursuant to Section 4.1 hereof. It may be amended by mutual agreement, but only after authorization of such amendment (a) by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Company; and
(ii) a majority of the members of the Board of Directors who are not interested persons of the Funds, the Thai Manager or the U.S Manager, cast in person at a meeting called for the purpose of voting on such approval; and (b) in accordance with applicable Thai law.

         5. Governing Law

         This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the United States and New York law.

         6. Notices

         Except as otherwise provided herein, all notices or other communications to the respective parties hereto shall be deemed to have been duly made when delivered by airmail, telex or personal delivery at its address specified below or to such other address as any of the parties hereto may hereafter specify to the other in writing.

         For the Thai Manager:

             The Mutual Fund Public Company Limited
             1770 IFCT Building
             New Petchburi Road
             Bangkok, Thailand

         For the U.S. Manager:

             Morgan Stanley Asset Management Inc.
             1221 Avenue of the Americas
             New York, New York 10020

         For the Company:

             The Thai Fund, Inc.
             c/o Morgan Stanley Asset Management Inc.
             1221 Avenue of the Americas
             New York, New York 10020

         7. Jurisdiction.

         7.1 The parties irrevocably agree that any suit, action or proceeding against the Company or the U.S. Manager arising out of or relating to this Agreement shall be subject exclusively to the jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and irrevocably submit to the jurisdiction of each such Court in connection with any such suit, action or proceeding. The parties waive any objection to the laying of venue of any such suit, action or proceeding in either such Court, and waive any claim that such suit, action or proceeding has been brought in an inconvenient forum. The parties irrevocably consent to service of process in connection with any such suit, action or proceeding by prepaid mail at their respective addresses as set forth in this Agreement.

         7.2 The parties further agree that any suit, action or proceeding against the Thai Manager arising out of or relating to this Agreement may, at the sole and unreviewable option of the Company (or the U.S. Manager, if the Company is not a party), be commenced in the jurisdictions either (i) of the courts of the Kingdom of Thailand or (ii) of the United States District Court for the Southern District of New York (the "District Court") or the Supreme Court of the State of New York, New York County (the "Supreme Court"). In the event the Company (or the U.S. Manager, if the Company is not a party) exercises its option to commence a suit, action or proceeding in either the District Court or the Supreme Court, the Thai Manager irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding, and the Thai Manager further agrees that, in the event the District Court, for whatever reason, declines to exercise or is determined not to have jurisdiction in connection with any such suit, action or proceeding, the Company (or the U.S. Manager, if the Company is not a party) may commence a subsequent such suit, action or proceeding in the Supreme Court, and the Thai Manager irrevocably submits to the jurisdiction of the Supreme Court in connection with any such subsequent suit, action or proceeding. The Thai Manager waives any objection to the laying of venue of any such suit, action or proceeding in the District Court or the Supreme Court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Thai Manager irrevocably consents to service of process in connection with any such suit, action or proceeding by prepaid mail at its address as set forth in this Agreement.

         7.3 To the extent that the Thai Manager or the Company may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and/or to the extent that in such jurisdiction there may be attributed to the Thai Manager or the Company such an immunity (whether or not claimed), the Thai Manager and the Company each hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including, without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.

         8. Language.

         The governing language of this Agreement shall be English.

         9. Headings.

         The headings contained in this Agreement are for reference only and shall not be deemed to limit or affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above written.


                                     THE MUTUAL FUND PUBLIC COMPANY LIMITED



                                     By
                                       Name:
                                       Title:


                                      MORGAN STANLEY ASSET MANAGEMENT INC.



                                      By
                                        Name:
                                        Title:


                                      THE THAI FUND, INC.



                                      By
                                        Name:
                                        Title:

                                    EXHIBIT B

                               FORM OF CERTIFICATE

                            BENEFICIAL CERTIFICATE OF
                            THE THAI FUND PURSUANT TO
                               INVESTMENT CONTRACT
                        dated as of _______________, 1997
                           (the "Investment Contract")


         Unitholder: The Thai Fund, Inc., a Maryland Corporation.

         Issue Date of Units:

         Issue Date of Certificate:

         Total Number of Units represented hereby:

         Per Unit Value:

         Time and Place of Payment: As described in the Investment Contract.

         Remuneration and other fees: As described in the Investment Contract.

         Redemption: Only as specifically permitted in the Investment Contract.

         Calculation of Net Asset Value: As described in the Investment
Contract.

         Duration of the Fund: As described in the Investment Contract.

         Notices: As described in the Investment Contract.

Pursuant to the Investment Contract which establishes a fund, The Mutual Fund Public Company Limited, as Thai Manager, issues this Beneficial Certificate subject to all of the terms of the Investment Contract.

THE MUTUAL FUND PUBLIC COMPANY LIMITED


By:
   Name:
   Title:

Seal of The Mutual Fund Public Company Limited:  [SEAL]




This Certificate and the interests represented hereby are non-transferable and may not be held by persons other than The Thai Fund, Inc. This Certificate and the interest represented hereby are in all respects governed by, and subject to, the Investment Contract.

                                    EXHIBIT C
                            FORM OF COUNCIL AGREEMENT



                                                          _____________, 1997



[Name and Address of Member]

Dear _______________,

         We refer to our earlier discussion regarding your proposed appointment to the Council pursuant to The Thai Fund, Inc. Investment Contract (the "Investment Contract"). We are now formally inviting you to become a member of the Council upon the terms and conditions of the Investment Contract, a copy of which is enclosed for your information.

         You will note from Section 13.A.2 of the Investment Contract that the principal functions of the Council include the following:

              (a) consult with The Mutual Fund Public Company Limited on Thailand economic and securities market matters; and

              (b) exercise such other powers and rights as are provided under the Investment Contract.

         Each member's liabilities are limited pursuant to the Investment Contract as described in Section 13.J thereof. Each member of the Council who does not receive fees in connection with membership in the Fund's Board of Directors will be paid an annual fee of $5,000 plus $500 for each meeting of the Council attended in person.

         Formal meetings of the Council will be held at least one time a year in Thailand.

         If you would like to accept our offer to become a member of the Council, please sign and return the duplicate of this letter by way of agreement.

                                      Yours faithfully,




                                      The Mutual Fund Public Company Limited




The undersigned hereby confirm your offer to become a member of the Council, upon the terms and conditions of the Investment Contract enclosed with your letter.

                                      Sincerely,

                                                       DRAFT of March 10, 1997


                            FUND INVESTMENT AGREEMENT


      THIS FUND INVESTMENT AGREEMENT ("Agreement") is dated as of ____________________, 1997 by and between MORGAN STANLEY ASSET MANAGEMENT INC. (the "Manager"), a Delaware corporation, with its principal office located at 1221 Avenue of the Americas, New York, New York 10020 and THE THAI FUND, INC. (the "Fund"), a Maryland corporation, with its principal office located at c/o Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, New York 10020.

                              W I T N E S S E T H:

      WHEREAS, the Manager has experience and expertise in the management of assets, securities trading and investment research; and

      WHEREAS, the Manager and the Fund desire that the Manager render investment management services to the Fund, on the terms and conditions hereinafter set forth.

NOW THEREFORE, the parties hereto agree as follows:

      1. Definitions

      1.1 "Board of Directors" means the Board of Directors of the Fund.

      1.2 "Initial Fund Investment Date" shall have the meaning ascribed thereto in Section 2.5.

      1.3 "Investment Company Act" means the U.S. Investment Company Act of 1940, as amended.

      1.4 "Investment Contract" means the agreement dated as of February 17, 1988 between the Fund and the Thai Manager.

      2. Services to be rendered by the Manager

      2.1 The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to, make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selec-tion of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors.

      2.2 The Manager hereby further undertakes and agrees (i) to assist the Fund as it may reasonably request in the conduct of its business, subject to the direction and control of the Board of Directors; (ii) to maintain or cause to be maintained for the Fund all books and records required under the Investment Fund Act to the extent that such books and records are not maintained or furnished by the administrator, custodian or other agents of the Fund; (iii) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York, and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; and (iv) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's share of U.S. payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses of directors and officers of the Fund who are managing directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

      2.3 The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in paragraphs 2.1, 2.2, 2.3 and 2.4. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are managing directors, officers or employees of the Manager whose services may be involved, for the following expenses with respect to the Fund: organization expenses of the Fund (including out-of-pocket expenses); fees, dues and expenses incurred by the Fund in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share and other certificates of the Fund, and other expenses, including but not limited to stamp duties, in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports and notices to the Fund, the Fund's Board of Directors, the Fund's Administrators, the Manager and the Fund's stockholders, and expenses of communications among such persons (other than by the Fund's stockholders); expenses of dividends and distributions to the Fund and the Fund's stockholders; costs of stationery; expenses incurred in preparing and publishing notices; costs of stockholders' and other meetings; litigation expenses; legal fees and expenses of counsel (United States and Thailand) to the Fund and, if such counsel are retained by the Fund's directors who are not "interested persons" of the Fund, of such counsel; fees and expenses of independent accountants of the Fund; or expenses relating to the Fund's dividend reinvestment and cash purchase plan.

      2.4 In connection with the rendering of services required under paragraphs 2.1, 2.2 and 2.3 above, the Manager may contract with or consult with such banks, other securities firms or other parties in Thailand or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.

      2.5 The Fund agrees to pay in United States dollars to the Manager, as full compensation for the services rendered and expenses borne by the Manager hereunder, a monthly fee, payable, except as provided below, on the first New York business day of each month following the day on which such payment is computed, equal to 1/12 of 0.90% of the value of the average weekly net assets of the Fund up to and including $50 million, plus 1/12 of 0.70% of the value of the next $50 million of the average weekly net assets of the Fund, plus 1/12 of 0.50% of the value of the average weekly net assets of the Fund over $100 million. The weekly net assets of the Funds for a month shall be determined as of the close of business in New York on the last New York Stock Exchange business day of each week where such last business day falls within one month, and be averaged by dividing the total of such weekly net assets by such number of such weeks in such month. Such fee shall be payable and be computed beginning upon the termination of the Investment Contract (the "Initial Fund Investment Date") until the termination of this Agreement for whatever reason. The fee from the Initial Fund Investment Date to the end of the month during which the Initial Fund Investment Date occurs shall be prorated according to the proportion which such period bears to the full monthly period. Upon termination of this Agreement before the end of any month, such fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable on the date of termination of this Agreement. For the purpose of this Agreement, the net assets of the Fund shall be computed pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund.

      2.6 Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Thai issuers, or from utilizing (in providing such services) information furnished to the Manager by others.

      2.7 The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees, agents or controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or may become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

      3. Effective Date and Termination

      3.1 This Agreement shall become effective on the date hereof; shall remain in effect for a period of two years from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Board of Directors who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) a majority of the Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without any penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to the other parties hereto, at their respective addresses given above or at any other address of which any shall have notified the others in writing. This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for purposes of this Agreement. Any notice shall be deemed given when received by the addressee.

      3.2 This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than as permitted pursuant to Section 3.1 hereof. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Board of Directors who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

      4. Governing Law

      This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act. As used herein, the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above written.

                                     MORGAN STANLEY ASSET MANAGEMENT INC.



                                     By
                                        Name:
                                        Title:

                                     THE THAI FUND, INC.



                                     By
                                        Name:
                                        Title:

                                                                        ANNEX B


      The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


         INVESTMENT COMPANY            Net Assets as of     Aggregate amount of     Amount of Other       Asset Management Fee as
                                       FEBRUARY 28, 1997        Advisory /       Material Payments to             Percent
                                                                Subadvisory         the Manager for        of Average Net Assets
                                                                Fee for Last     THE LAST FISCAL YEAR     (ANNUAL RATE OF MSAM'S
                                                                FISCAL YEAR                                    COMPENSATION)
Morgan Stanley Institutional Fund,
Inc. (1)
-Active Country Allocation Portfolio     $  187,031,777          $  1,168,571             $0           0.65% of average daily net
                                                                                                       assets
-Aggressive Equity Portfolio                121,791,751               400,006              0           0.80% of average daily net
                                                                                                       assets
-Asian Equity Portfolio                     365,212,440             3,378,056              0           0.80% of average daily net
                                                                                                       assets
-Balanced Portfolio                           7,573,877                74,832              0           0.50% of average daily net
                                                                                                       assets
-China Growth Portfolio (2)                           0                     0              0           1.00% of average daily net
                                                                                                       assets
-Emerging Growth Portfolio                   82,677,378             1,024,956              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Debt Portfolio            162,883,938             1,887,155              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Portfolio               1,557,680,866            15,367,651              0           1.25% of average daily net
                                                                                                       assets
-Equity Growth Portfolio                    467,132,622             1,192,888              0           0.60% of average daily net
                                                                                                       assets
-European Equity Portfolio                  215,681,709             1,034,869              0           1.00% of average daily net
                                                                                                       assets
-Fixed Income Portfolio                     122,195,042               559,304              0           0.35% of average daily net
                                                                                                       assets
-Global Equity Portfolio                     87,115,900               630,346              0           0.80% of average daily net
                                                                                                       assets
-Global Fixed Income Portfolio              116,017,909               437,198              0           0.40% of average daily net
                                                                                                       assets
-Gold Portfolio(3)                           38,303,227               274,000              0           1.00% of average daily net
                                                                                                       assets
-Growth and Income Fund (2)                           0                     0              0           0.75% of average daily net
                                                                                                       assets
-High Yield Portfolio                       123,820,445               438,512              0           0.50% of average daily net
                                                                                                       assets
-International Equity Portfolio           2,412,774,091            15,860,657              0           0.80% of average daily net
                                                                                                       assets
-International Magnum Portfolio             124,710,803               381,756              0           0.80% of average daily net
                                                                                                       assets
-International Small Cap Portfolio          239,291,131             2,092,097              0           0.95% of average daily net
                                                                                                       assets
-Japanese Equity Portfolio                  156,667,861             1,642,268              0           0.80% of average daily net
                                                                                                       assets
-Latin American Portfolio                    55,950,497               287,055              0           1.10% of average daily net
                                                                                                       assets
-Money Market Portfolio                   1,278,773,524             3,343,176              0           0.30% of average daily net
                                                                                                       assets
-Mortgaged-Backed Securities                          0                     0              0           0.30% of average daily net
Portfolio (2)                                                                                          assets
-Municipal Bond Portfolio                    43,819,386               134,963              0           0.30% of average daily net
                                                                                                       assets
-Municipal Money Market Portfolio           721,197,094             1,932,187              0           0.30% of average daily net
                                                                                                       assets
-Small Cap Value Equity Portfolio            29,921,023               345,122              0           0.85% of average daily net
                                                                                                       assets
-Technology Portfolio(4)                      5,504,680                12,699              0           1.00% of average daily net
                                                                                                       assets
-U.S. Real Estate Portfolio                 246,501,294             1,017,980              0           0.80% of average daily net
                                                                                                       assets
-Value Equity Portfolio                     109,811,808               655,516              0           0.50% of average daily net
                                                                                                       assets
Morgan Stanley Fund, Inc. (5)
-American Value Fund                         54,190,478               363,998              0           0.85% of average daily net
                                                                                                       assets
-Aggressive Equity Fund                      30,105,256                31,323              0           0.90% of average daily net
                                                                                                       assets
-Asian Growth Fund                          394,810,098             3,762,252              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Fund                      174,767,303             1,081,943              0           1.25% of average daily net
                                                                                                       assets
-Global Equity Allocation Fund              161,349,524             1,047,751              0           1.00% of average daily net
                                                                                                       assets
-Global Fixed Income Fund                     9,525,078               121,568              0           0.75% of average daily net
                                                                                                       assets
-Government Obligations Money Market        122,965,353                     0              0           0.45% of the first $250
(6)                                                                                                    million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-High Yield Fund                             16,444,430                12,710              0           0.75% of average daily net
                                                                                                       assets
-Japanese Equity Fund (2)                             0                     0              0           1.00% of average daily net
                                                                                                       assets
-International Magnum Fund                   24,529,959                     0              0           1.00% of average daily net
                                                                                                       assets
-Latin America Fund                          53,413,053               218,502              0           1.25% of average daily net
                                                                                                       assets
-Money Market Fund (6)                      153,358,157                     0              0           0.45% of the first $250
                                                                                                       million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-U.S. Real Estate Fund                       21,362,116                 8,641              0           1.00% of average daily net
                                                                                                       asset
-Worldwide High Income Fund                 164,403,651               527,214              0           0.75% of average daily net
                                                                                                       assets
Morgan Stanley Universal Funds, Inc.
-Asian Equity (7)                                     0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Balanced (2)                                         0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-Core Equity (2)                                      0                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-Emerging Markets Debt (2)                            0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Emerging Markets Equity                     15,607,752                32,000              0           1.25% of the first $500
                                                                                                       million
                                                                                                       1.20% of the next $500
                                                                                                       million
                                                                                                       1.15% of the excess over $1
                                                                                                       billion
-Fixed Income (8)                             8,126,150                     0              0           0.40% of the first $500
                                                                                                       million
                                                                                                       0.35% of the next $500
                                                                                                       million
                                                                                                       0.30% of the excess over $1
                                                                                                       billion
-Global Equity (8)                            5,225,659                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Growth (8)                                   2,843,221                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-High Yield (8)                               8,228,296                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Fixed Income (2)                       0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Magnum (8)                    10,283,605                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Mid-Cap Growth (2)                                   0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Mid-Cap Value (8)                            3,126,150                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Money Market (2)                                     0                     0              0           0.30% of the first $500
                                                                                                       million
                                                                                                       0.25% of the next $500
                                                                                                       million
                                                                                                       0.20% of the excess over $1
                                                                                                       billion
-Multi-Asset Class (2)                                0                     0              0           0.65% of the first $500
                                                                                                       million
                                                                                                       0.60% of the next $500
                                                                                                       million
                                                                                                       0.55% of the excess over $1
                                                                                                       billion
-U.S. Real Estate (7)                                 0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Value (8)                                    3,167,098                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
The Brazilian Investment Fund, Inc.          58,816,028               425,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Latin American Discovery Fund,          204,346,643             1,899,000              0           1.15% of average weekly net
Inc.                                                                                                   assets
The Malaysia Fund, Inc.                     192,501,967             1,330,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
Morgan Stanley Africa Investment            310,803,693             3,106,000              0           1.20% of average weekly net
Fund,Inc.                                                                                              assets
Morgan Stanley Asia-Pacific Fund,           854,649,586             8,796,000              0           1.00% of average weekly net
Inc..                                                                                                  assets
Morgan Stanley Emerging Markets Debt        321,966,172             3,125,000              0           1.00% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Emerging Markets             407,981,941             4,713,000              0           1.25% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Global Opportunity            65,384,292               585,000              0           1.00% of average weekly net
Bond Fund, Inc.                                                                                        assets
Morgan Stanley High Yield Fund, Inc.        129,972,796               842,000              0           0.70% of average weekly net
                                                                                                       assets
Morgan Stanley India Investment             341,625,451             3,812,000              0           1.10% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Russia & New Europe          142,333,723               400,000              0           1.60% of average weekly net
Fund, Inc.                                                                                             assets
The Pakistan Investment Fund, Inc.           67,931,758               743,000              0           1.00% of average weekly net
                                                                                                       assets
The Thai Fund, Inc.                         183,531,329             1,812,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Turkish Investment Fund, Inc.            51,846,955               359,000              0           0.95% of the first 50
                                                                                                       million
                                                                                                       0.75% of the next 50 million
                                                                                                       0.55% of the excess over 100
                                                                                                       million

(1) Includes Class A and Class B shares.
(2) Currently Inactive.
(3) Management fee includes a 0.40% sub-advisory fee payable by the Manager.
(4) Commenced operations March 16, 1996.
(5) Includes Class A, Class B and Class C shares.  Fiscal year end June 30, 1996.
(6) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.
(7) Commenced operations March 3, 1997.
(8) Commenced operations January 2, 1997.